UNITED   STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 10, 2009

CHINA SHENGHUO PHARMACEUTICAL HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33537	20-2903562
(Commission File Number)	(IRS Employer Identification No.)

No. 2, Jing You Road
Kunming National Economy &
Technology Developing District
People’s Republic of China 650217	N/A
(Address of Principal Executive Offices)	(Zip Code)

0086-871-728-2628
( Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.       Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 10, 2009, China Shenghuo Pharmaceutical Holdings, Inc. (the “Company”) received a deficiency letter (the “Deficiency Letter”) from the NYSE Alternext US LLC (the “Exchange”) stating that, as a result of the Company’s failure to hold an annual meeting of its stockholders during 2008, the Company is no longer in compliance with Section 704 of the Exchange’s Company Guide (the “Company Guide”).  The Deficiency Letter states that, in order to maintain its Exchange listing, the Company must submit a plan of compliance (the “Plan”), by March 10, 2009, advising the Exchange of actions the Company has taken, or will take, to regain compliance with Section 704 of the Company Guide by no later than August 11, 2009.

The Company anticipates holding its annual meeting of stockholders on or about May 20, 2009 and will submit its Plan to advise the Exchange of this prior to March 10, 2009.

Pursuant to the Deficiency Letter, if the Exchange determines that the Company has made a reasonable demonstration in the Plan of an ability to regain compliance with the continued listing standards by August 11, 2009, the Exchange will accept the Plan.  If the Exchange does not accept the Plan, or the Company does not make adequate progress and complete the actions outlined in the Plan by August 11, 2009, the Exchange will initiate delisting proceedings against the Company. Although the Exchange has indicated that holding the annual meeting of stockholders by May 20, 2009 will cure the deficiency, the Company can provide no assurances that it will regain compliance with the Exchange’s continued listing standards, and its failure to do so could result in the delisting of the Company’s common stock from the Exchange.  Until the Company achieves compliance with the Exchange’s requirements, the Company’s stock trading symbol will be appended with the “.BC” extension.

On February 17, 2009, the Company issued a press release announcing receipt of the Deficiency Letter from the Exchange.  A copy of that press release is attached to this Current Report on Form 8-K as Exhibit 99.1, and the information therein is incorporated herein by reference.

Item 9.01.       Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release, dated February 17, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA SHENGHUO PHARMACEUTICAL HOLDINGS, INC.
Date: February 17, 2009
	By:	/s/ Gui Hua Lan
Name: Gui Hua Lan
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated February 17, 2009